SMC GLOBAL SECURITIES LIMITED
Provisional consolidated IFRS/Ind AS statement of financial position

	Amount in Rs.	Amount in $ (Convenience translation @ Rs 69.92/$)
	As at December 31, 2018	
Assets		
Financial assets		
Cash and cash equivalents	1,326,067,159	18,965,491
Other bank balance	4,289,310,511	61,345,974
Receivables		
Trade receivables	2,527,413,946	36,147,225
Other receivable	413,873,629	5,919,245
Loans	6,946,329,419	99,346,817
Investments	2,406,686,923	34,420,580
Other financial assets	1,068,361,729	15,279,773
Non-financial assets		
Inventories	55,781,954	797,797
Current tax assets (net)	170,194,862	2,434,137
Deferred tax Assets (net)	412,817,257	5,904,137
Assets held for sale	17,002,661	243,173
Property, plant and equipment	331,202,432	4,736,877
Capital work-in-progress	3,238,431	46,316
Other intangible assets	13,528,072	193,479
Intangible work-in-progress	2,500,000	35,755
Other non-financial assets	491,214,649	7,025,381
Total assets	**20,475,523,634**	**292,842,157**
Liabilities and equity		
Liabilities		
Financial liabilities		
Payables		
Trade payables	3,131,317,624	44,784,291
Other payables	20,842,315	298,088
Borrowings	5,301,244,292	75,818,711
Deposits	131,872,580	1,886,049
Other financial liabilities	5,123,671,891	73,279,060
Non-financial liabilities		
Current tax liabilities (net)	23,760,975	339,831
Provisions	180,851,160	2,586,545
Other non-financial liabilities	81,925,276	1,171,700
Equity		
Equity share capital	226,268,945	3,236,112
Other equity	6,237,075,008	89,203,018
Non-controlling interest	16,693,568	238,752
Total liabilities and equity	**20,475,523,634**	**292,842,157**

SMC GLOBAL SECURITIES LIMITED

Provisional consolidated IFRS/Ind AS statement of profit and loss

	Amount in Rs.	Amount in $ (Convenience translation @ Rs 69.92/$)
	For the nine months ended December 31, 2018	
Revenue from operations		
Fee and commission income	3,118,244,572	44,597,319
Interest income	1,159,805,497	16,587,607
Dividend income	8,294,153	118,623
Net gain on proprietory trading	1,198,347,140	17,138,832
Total revenue from operations	**5,484,691,362**	**78,442,381**
Othe income	47,619,469	681,056
Total income	**5,532,310,831**	**79,123,437**
Expenses		
Fee and commission expenses	2,579,581,915	36,893,334
Employee benefits expenses	1,116,703,883	15,971,165
Finance costs	451,800,731	6,461,681
Depreciation, amortization and impairment	80,919,228	1,157,312
Impairment on financial instruments	32,064,273	458,585
Others expenses	695,623,007	9,948,842
Total expenses	**4,956,693,037**	**70,890,919**
Profit before share of profit/(loss) of joint venture and tax	**575,617,794**	**8,232,518**
Share in profit/(loss) in associate and joint venture accounted using equity method of accounting	(137,521)	(1,967)
Profit/(loss) before tax	**575,480,273**	**8,230,551**
Tax Expense:		
Current tax	200,811,575	2,872,019
Deferred tax	(34,195,852)	(489,071)
Total tax expense	**166,615,723**	**2,382,948**
Profit / (loss) for the period from continuing operations	**408,864,550**	**5,847,603**
Profit/(loss) for the period	**408,864,550**	**5,847,603**
Other comprehensive income		
items that will not be reclassified subsequently to profit or loss		
Remeasurement of the net defined benefit liability / asset	7,119,217	101,819
Tax effect of Items that will not be reclassified subsequently to profit and loss	(2,249,940)	(32,179)
Items that will be reclassified subsequently to profit or loss		
Exchange difference on translation of foriegn operation	17,615,988	251,945
Fair value changes on investments	(8,540,994)	(122,154)
Tax effect of Items that will be reclassified subsequently to profit and loss	1,503,771	21,507
Total other comprehensive income, net of tax	**15,448,042**	**220,938**
Total comprehensive income for the period (comprising profit (loss) and other comprehensive Income for the period)	**424,312,592**	**6,068,541**
Profit attributable to:		
Owners of the equity	407,280,778	5,824,954
Non controling interest	1,583,772	22,651
	408,864,550	**5,847,605**
Total comprehensive income attributable to:		
Owners of the equity	422,489,328	6,042,467
Non controling interest	1,823,264	26,076
	424,312,592	**6,068,543**
Earnings per equity share		
Basic	3.61	0.05
Diluted	3.61	0.05